UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 25, 2001

Second Bancorp Incorporated

(Exact name of registrant as specified in its charter)

Ohio	0-15624	34-1547453

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Main Avenue S.W., Warren, Ohio	44482-1311

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-841-0123

Item 5. Other Events

On April 19, 2001, the Company issued the following press release:

SECOND BANCORP REPORTS INCREASED EARNINGS

Warren, Ohio, April 19, 2001—SECOND BANCORP INCORPORATED (Nasdaq “SECD”) reported first quarter 2001 net income (before the cumulative effect of accounting changes) of $4,188,000, up 6.4% from the $3,936,000 earned during the same period last year. On a diluted basis, earnings per share for the quarter were $.42 or 10.5% higher than the $.38 reported a year ago. The referenced accounting change relates to one-time transition costs associated with the adoption of FAS 133 and totaled $101,000.

Key ratios were also improved over the same period in 2000 with the Company’s return on average assets (ROA) reaching 1.08% compared to 1.02% last year and return on average equity (ROE) climbing to 14.09% from 13.70% a year ago. A sharp focus on fee income generation and cost controls began to produce results as the Company’s efficiency ratio for the quarter improved to 60.94% compared to 61.61% for first quarter 2000. Earnings growth was moderated, however, by the net interest margin which was 3.43% for the quarter compared to 3.61% last year.

Non-interest income for the quarter was $4.6 million, 20% ahead of results for the same period last year. Income categories particularly strong during the first three months of 2001 were service charges on deposit accounts which were 20% ahead of last year, gains on sale of loans which doubled to $783,000 and security gains which contributed $529,000 in revenue compared to $99,000 last year. The improvement in service charge income reflects, in part, the ongoing benefit of a consulting engagement during 2000 while the strong showing by gains on sales of loans reflects increased activity in the real estate secondary market. The security gains were the result of calls and sales of $52 million in securities and reinvestment of the proceeds in higher yielding instruments.

Cost controls were also effective during the quarter as indicated by significant improvement in the Company’s overhead ratio from 1.83% a year-ago to 1.66% for the just completed quarter. Non-interest expenses through the end of March were $10.05 million representing a 2.4% reduction from year-ago levels. Among non-interest expense categories contributing to the drop in operating costs were salaries and benefits which finished $122,000 lower than a year ago, professional services which were down 28% and other operating expenses which were $70,000 less than first quarter 2000 levels.

Credit quality continues to be a focal point for the Company with “non-accrual” and “90-days past due but accruing” loans increasing over the last year and quarter. John L. Falatok, Senior Vice President and Chief Lending Officer of subsidiary Second National Bank stated “As a true regional community bank exclusively serving customers residing and operating in our markets, the Company’s credit quality will inevitably be impacted by the same issues effecting our local economies. We are working very closely with those of our customers who are experiencing difficulties and are confident that our strong credit culture and conservative loan loss reserve will allow us to stay on top of what we expect to be a shallow, relatively short-term economic downturn.” Despite the increase in non-performing loans, net loan charge-offs for the quarter were a minimal $200,000 (.07% of average loans outstanding) while the Company’s loan loss reserve was a solid 1.47% of period-end loans, up from 1.03% a year ago.

President and Chief Executive Officer Rick L. Blossom, commenting on first quarter performance and the prospects for the remainder of the year indicated, “We are proud of what we have been able to achieve during the first three months of the year. Our earnings performance has begun to show signs of long-term improvement. The fact that we were able to exceed the market’s $.38 per share earnings expectation by more than 10% in what has proven to be a challenging local and regional economy speaks volumes about the commitment of our 500 associates. We continue to be convinced that we have the right plan and the right people in place to meet future challenges and grow the value of this franchise .... and the positive performance of our stock during the quarter suggests that the markets have begun to recognize our hidden value and appreciate our potential.”

Second Bancorp previously announced a 6.25% increase in its quarterly dividend to $.17 per share (an annualized $.68) payable April 30, 2001 to record holders as of April 13, 2001. That action maintains Second Bancorp’s record of having increased its dividend in each of the fifteen years since its incorporation.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $1.57 billion financial holding company providing a full range of commercial and consumer banking, trust, insurance and investment products and services to communities in a nine county area of Northeastern and East-Central Ohio through subsidiary Second National Bank’s network of 34 retail banking centers.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the World Wide Web at www.secondnationalbank.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, at 330.841.0234 (phone), 330.841.0489 (fax), or cstanitz@secondnationalbank.com.

Second Bancorp Incorporated and Subsidiary
Financial Highlights
Quarterly Data
(Dollars in thousands, except per share data)

	March 2001	Dec. 2000	Sept. 2000	June 2000	March 2000

Earnings:

Net interest income	$11,916	$12,708	$11,606	$12,645	$12,418

Provision for loan losses	761	903	4,843	696	687

Non-interest income	3,972	3,776	(28)	4,102	3,590

Security gains	529	98	(2,802)	(225)	99

Trading account	58	10	(28)	(431)	114

Non-interest expense	10,051	10,345	13,140	10,431	10,297

Federal income taxes	1,475	1,314	(3,690)	1,251	1,301

Income before accounting change	4,188	4,030	(5,545)	3,713	3,936

Cumulative effect of accounting change, net of tax	(101)	0	0	0	0

Net income	$4,087	$4,030	($5,545)	$3,713	$3,936

Per share:

Basic earnings before accounting change	$0.42	$0.40	($0.55)	$0.36	$0.38

Basic earnings	0.41	0.40	(0.55)	0.36	0.38

Diluted earnings before accounting change	0.42	0.40	(0.55)	0.36	0.38

Diluted earnings	0.41	0.40	(0.55)	0.36	0.38

Common dividends	0.17	0.16	0.16	0.16	0.16

Book value	12.20	11.65	11.05	11.31	11.17

Tangible book value	12.04	11.49	10.88	11.12	10.97

Market value	17.50	14.50	14.13	15.19	17.50

Weighted average shares outstanding:

Basic	10,020,097	10,050,177	10,161,386	10,318,828	10,406,020

Diluted	10,046,562	10,069,215	10,161,386	10,340,082	10,439,890

Period end balance sheet:

Assets	$1,571,831	$1,546,290	$1,561,617	$1,632,913	$1,592,993

Securities	377,323	382,098	400,176	370,250	384,941

Total loans	1,076,284	1,070,089	1,059,530	1,157,123	1,099,413

Reserve for loan losses	15,778	15,217	15,040	11,378	11,354

Deposits	1,061,556	1,036,135	1,084,377	1,105,449	1,095,123

Total shareholders’ equity	121,968	117,197	112,019	115,368	115,993

Tier I capital	117,497	115,315	114,158	122,595	122,595

Tier I ratio	10.3%	10.3%	10.2%	10.8%	11.3%

Total capital	131,768	129,366	128,193	133,452	133,949

Total capital ratio	11.5%	11.5%	11.4%	11.8%	12.4%

Total risk-adjusted assets	1,141,685	1,124,076	1,122,803	1,133,429	1,082,351

Tier I leverage ratio	7.5%	7.5%	7.3%	7.5%	8.0%

Second Bancorp Incorporated and Subsidiary
Financial Highlights
Quarterly Data
(Dollars in thousands, except per share data)

	March 2001	Dec. 2000	Sept. 2000	June 2000	March 2000

Average balance sheet:

Assets	$1,544,368	$1,541,049	$1,650,501	$1,603,540	$1,540,716

Earning assets	1,453,969	1,452,756	1,552,441	1,504,564	1,443,262

Loans	1,072,460	1,061,023	1,173,799	1,125,998	1,070,764

Deposits	1,046,349	1,053,740	1,110,194	1,103,687	1,098,353

Shareholders’ equity	118,879	112,892	116,702	114,132	114,880

Key ratios: (%) (1)

Return on average assets (ROA)	1.08	1.05	(1.34)	0.93	1.02

Return on average shareholders’ equity (ROE)	14.09	14.28	(19.01)	13.01	13.70

Net interest margin	3.43	3.65	3.14	3.51	3.61

Net overhead	1.66	1.81	3.40	1.91	1.83

Efficiency ratio	60.94	60.77	108.40	63.48	61.61

Credit quality:

Non-accrual loans	$5,163	$4,699	$3,821	$2,987	$3,068

Restructured loans	40	43	45	47	0

90 day past due and accruing	3,849	3,238	3,171	2,875	2,082

Other real estate owned	918	902	961	1,170	231

Charge-offs	$862	$939	$1,528	$873	$719

Recoveries	662	213	348	200	217

Net charge-offs	$200	$726	$1,180	$673	$502

Reserve for loan losses as a percent of period-end loans (%)	1.47	1.42	1.42	0.98	1.03

Net charge-offs (annualized) as a percent of average loans (%)	0.07	0.27	0.40	0.24	0.19

(1)	Based on income before accounting change.

Second Bancorp Incorporated and Subsidiary
Consolidated Statements of Income
Quarterly Data
(Dollars in thousands, except per share data)

	March 2001	Dec. 2000	Sept. 2000	June 2000	March 2000

INTEREST INCOME

Loans (including fees):

Taxable	$22,101	$23,029	$23,367	$22,887	$21,536

Exempt from federal income taxes	288	276	285	238	215

Securities:

Taxable	5,125	5,581	5,419	5,261	4,709

Exempt from federal income taxes	773	773	777	777	882

Federal funds sold and other temp. investments	191	131	46	16	93

Total interest income	28,478	29,790	29,894	29,179	27,435

INTEREST EXPENSE

Deposits	11,469	11,829	12,216	11,312	10,879

Federal funds purchased and securities sold under agreements to repurchase	1,187	1,560	1,440	1,356	1,184

Note Payable	18	6	0	0	19

Other borrowed funds	37	25	46	58	43

Federal Home Loan Bank advances	3,851	3,662	4,586	3,808	2,892

Total interest expense	16,562	17,082	18,288	16,534	15,017

Net interest income	11,916	12,708	11,606	12,645	12,418

Provision for loan losses	761	903	4,843	696	687

Net interest income after provision for loan losses	11,155	11,805	6,763	11,949	11,731

NON-INTEREST INCOME

Service charges on deposit accounts	1,261	1,110	1,163	1,079	1,054

Trust fees	756	1,012	833	1,049	1,004

Gain on sale of loans	783	490	(3,191)	309	391

Trading account gains	58	10	(28)	(431)	114

Security gains	529	98	(2,802)	206	99

Other operating income	1,172	1,164	1,167	1,234	1,141

Total non-interest income	4,559	3,884	(2,858)	3,446	3,803

NON-INTEREST EXPENSE

Salaries and employee benefits	5,194	4,891	5,421	5,189	5,316

Net occupancy	1,116	1,040	1,062	1,037	1,052

Equipment	1,049	995	1,044	959	987

Professional services	343	651	1,650	698	477

Assessment on deposits and other taxes	401	423	423	425	413

Amortization of goodwill and other intangibles	81	108	216	115	116

Other operating expenses	1,867	2,237	3,324	2,008	1,936

Total non-interest expense	10,051	10,345	13,140	10,431	10,297

Income before federal income taxes	5,663	5,344	(9,235)	4,964	5,237

Income tax expense	1,475	1,314	(3,690)	1,251	1,301

Income before accounting change	4,188	4,030	(5,545)	3,713	3,936

Cumulative effect of accounting change, net of tax	(101)	—	—	—	—

Net income	$4,087	$4,030	($5,545)	$3,713	$3,936

NET INCOME PER COMMON SHARE:

Basic before accounting change	$0.42	$0.40	($0.55)	$0.36	$0.38

Basic	$0.41	$0.40	($0.55)	$0.36	$0.38

Diluted before accounting change	$0.42	$0.40	($0.55)	$0.36	$0.38

Diluted	$0.41	$0.40	($0.55)	$0.36	$0.38

Weighted average common shares outstanding:

Basic	10,020,097	10,050,177	10,161,386	10,318,828	10,406,020

Diluted	10,046,562	10,069,215	10,161,386	10,340,082	10,436,890

Second Bancorp Incorporated and Subsidiary
Consolidated Average Balance Sheets
For the Quarter Ended
(Dollars in Thousands)

ASSETS	March 2001	Dec. 2000	Sept. 2000	June 2000	March 2000

Cash and demand balances due from banks	$33,942	$31,139	$34,439	$34,628	$34,964

Federal funds sold and other temp. investments	12,146	7,979	2,750	869	7,115

Trading Account	165	161	811	1,110	940

Securities	369,198	383,593	375,081	376,587	365,383

Loans:

Commercial	425,127	419,442	412,356	401,787	398,897

Consumer	309,135	295,209	272,322	245,457	221,853

Real estate	338,198	346,372	489,121	478,754	450,014

Total loans	1,072,460	1,061,023	1,173,799	1,125,998	1,070,764

Reserve for loan losses	15,594	15,129	11,578	11,451	11,413

Net loans	1,056,866	1,045,894	1,162,221	1,114,547	1,059,351

Premises and equipment	17,923	17,867	18,032	18,493	18,703

Goodwill and intangible assets	6,067	6,111	5,416	5,620	5,808

Other	48,061	48,305	51,751	51,686	49,392

Total assets	$1,544,368	$1,541,049	$1,650,501	$1,603,540	$1,540,716

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:

Demand deposits (non-interest bearing)	$107,260	$110,053	$112,662	$113,958	$112,086

Demand deposits (interest bearing)	83,381	83,694	85,432	89,531	88,665

Savings	242,120	252,990	265,319	273,879	275,433

Time deposits	613,588	607,003	646,781	626,319	622,169

Total deposits	1,046,349	1,053,740	1,110,194	1,103,687	1,098,353

Federal funds purchased and securities sold under agreements to repurchase	109,724	126,942	117,645	117,236	110,364

Note payable	1,000	292	0	0	879

Borrowed funds	2,230	1,251	2,568	3,470	2,853

Accrued expenses and other liabilities	9,002	6,630	9,060	9,435	8,409

Federal Home Loan Bank advances	257,184	239,302	294,332	255,580	204,978

Total liabilities	1,425,489	1,428,157	1,533,799	1,489,408	1,425,836

Shareholders’ equity:

Common stock	36,945	36,936	36,962	36,955	36,975

Treasury shares	(14,465)	(13,174)	(12,172)	(9,931)	(8,195)

Other comprehensive income	1,493	(3,268)	(6,957)	(10,155)	(9,085)

Retained earnings	94,906	92,398	98,869	97,263	95,185

Total shareholders’ equity	118,879	112,892	116,702	114,132	114,880

Total liabilities and shareholders’ equity	$1,544,368	$1,541,049	$1,650,501	$1,603,540	$1,540,716

Second Bancorp Incorporated and Subsidiary
Consolidated Balance Sheets
(Dollars in thousands)

	March 31	December 31	September 30	June 30	March 31
	2000	2000	2000	2000	2000

ASSETS

Cash and due from banks	$36,937	$35,272	$34,079	$38,526	$43,925

Federal funds sold and other temp. investments	25,451	0	8,000	0	0

Trading Account	238	328	447	944	0

Securities	377,323	382,098	400,176	370,250	384,941

Loans:

Commercial	432,633	421,229	426,407	402,082	403,603

Consumer	314,290	302,881	285,959	259,923	232,107

Real estate	329,361	345,979	347,164	495,118	463,703

Total loans	1,076,284	1,070,089	1,059,530	1,157,123	1,099,413

Less reserve for loan losses	15,778	15,217	15,040	11,378	11,354

Net loans	1,060,506	1,054,872	1,044,490	1,145,745	1,088,059

Premises and equipment	17,533	18,039	17,798	18,119	18,611

Accrued interest receivable	10,118	11,181	10,630	10,508	9,509

Goodwill and intangible assets	6,157	6,038	6,193	5,472	5,739

Other assets	37,568	38,462	39,804	43,349	42,209

Total assets	$1,571,831	$1,546,290	$1,561,617	$1,632,913	$1,592,993

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:

Demand — non-interest bearing	$105,920	$110,045	$107,391	$115,380	$113,207

Demand — interest bearing	86,124	87,268	83,991	88,184	90,465

Savings	239,661	246,056	262,024	269,925	277,892

Time deposits	629,851	592,766	630,971	631,960	613,559

Total deposits	1,061,556	1,036,135	1,084,377	1,105,449	1,095,123

Federal funds purchased and securities sold under agreements to repurchase	119,684	129,895	116,707	124,930	136,640

Note payable	1,000	1,000	0	0	0

Other borrowed funds	46	2,163	3,622	2,609	2,798

Federal Home Loan Bank advances	256,591	251,733	238,872	276,009	233,144

Accrued expenses and other liabilities	10,986	8,167	6,020	8,548	9,295

Total liabilities	1,449,863	1,429,093	1,449,598	1,517,545	1,477,000

Shareholders’ equity:

Common stock, no par value; 30,000,000 shares authorized;	36,953	36,935	36,952	36,974	36,944

Treasury stock	(14,740)	(13,947)	(12,590)	(11,646)	(8,943)

Other comprehensive income	2,950	281	(3,849)	(8,631)	(8,597)

Retained earnings	96,805	93,928	91,506	98,671	96,589

Total shareholders’ equity	121,968	117,197	112,019	115,368	115,993

Total liabilities and shareholders’ equity	$1,571,831	$1,546,290	$1,561,617	$1,632,913	$1,592,993

Miscellaneous data:

Common shares issued	10,785,760	10,787,310	10,776,870	10,776,870	10,776,470

Treasury shares	785,000	730,200	639,920	575,720	393,100

Bank owned life insurance (in other assets)	$30,270	$29,895	$29,527	$29,163	$28,819

Loans serviced for others	$487,253	$472,120	$462,957	$325,012	$334,993

Mortgage servicing rights	$4,261	$4,065	$4,102	$3,172	$3,341

Goodwill	1,107	1,154	1,213	1,379	1,445

Other intangibles	789	819	878	921	953

Total goodwill and intangibles assets	$6,157	$6,038	$6,193	$5,472	$5,739

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Second Bancorp Incorporated

Date: April 24, 2001	/s/ David L. Kellerman

David L. Kellerman, Treasurer